UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[x]  Filed by the Registrant

[  ]  Filed by a Party other than the Registrant

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Materials Pursuant to 240.14a-12

LYFE COMMUNICATIONS, INC.

n/a  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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4) Date Filed:

TABLE OF CONTENTS:

Notice of Meeting of Stockholders

4

Proxy Statement

5

Questions and Answers about the Meeting of Stockholders

5

Important Notice regarding the Availability of Proxy Materials for Shareholder Meeting

7

Forward Looking Statements

9

Proposal 1 – Election of Directors

12

Proposal 2 – Approval of Increase in Authorized Share Capital

12

Proposal 3 – Approval of Methodology to Settle with Creditors

14

Proposal 4 – Approval of 2014 Equity Compensation Plan

14

Interest of Certain Persons in Matters to be Acted Upon

19

SCHEDULE “A” – Nominee Directors

22

SCHEDULE “B” – 2014 Equity Compensation Plan

23

     Communications & Entertainment

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 19, 2013

Dear Stockholder:

You are cordially invited to attend the annual meeting of our stockholders to be held on July 22, 2014 at 10701 Holiday Park Drive, Sandy, Utah 84070, commencing at 7:00 PM AM, local time.  Details of the business to be conducted at the meeting on July 22, 2014 for the following purposes:

1.

To elect a Board of Directors;

2.

To approve an increase in our authorized share capital to 400,000,000 shares of common stock;

3.

To approve the methodology for settling with various creditors, including past employee compensation;

4.

To approve the 2014 Equity Compensation Plan; and

5.

To transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on May 27, 2014 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 22, 2014.

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING, WE ASK THAT YOU VOTE BY PROXY BY FOLLOWING INSTRUCTIONS PROVIDED IN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE, PLEASE FOLLOW THE VOTING INSTRUCTION SENT TO YOU BY YOUR BROKER, BANK, OR OTHERNOMINEE IN ORDER TO VOTE YOUR SHARES.

EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING,

YOU MUST OBTAIN A VALID PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

Sincerely,

By Order of the Board of Directors

LYFE COMMUNICATIONS, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 22, 2014

QUESTIONS AND ANSWERS ABOUT THE MEETING OF STOCKHOLDERS

WHY AM I RECEIVING THESE MATERIALS?

The Board of Directors of LYFE Communications, Inc. (we, us or our) is soliciting proxies for use at a Annual Meeting of our stockholders to be held at 10701 Holiday Park Drive, Sandy, Utah 84070, at 7:00 PM, local time on July 22, 2014. These materials were first sent or given to our stockholders on or about June 13, 2014.

WHAT IS INCLUDED IN THESE MATERIALS?

These materials include:

•

The notice of a meeting of stockholders;

•

This proxy statement for the meeting of stockholders; and

•

The proxy card.

WHAT ITEMS WILL BE VOTED AT THE MEETING?

Our stockholders will vote on:

1.

To elect a Board of Directors;

2.

To approve an increase in our authorized share capital to 400,000,000 shares of common stock;

3.

To approve the methodology for settling with various creditors, including owed employee compensation;

4.

To approve the 2014 Equity Compensation Plan; and

5.

To transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

WHAT DO I NEED TO DO NOW?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the meeting, but you do not need to attend the meeting in person to vote your shares. Even if you do not plan to attend the meeting, please vote by proxy by following instructions provided in the proxy card.

WHO CAN VOTE AT THE MEETING?

Our Board of Directors has fixed the close of business on May 27, 2014 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting or any adjournment. If you were a stockholder of record on the record date, you are entitled to vote at the meeting.

As of the record date, 169,916,170 shares of our common stock were issued and outstanding and no other voting securities were issued and outstanding. Therefore, a total of 169,916,170 votes are entitled to be cast at the meeting.

HOW MANY VOTES DO I HAVE?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

HOW CAN YOU VOTE?

Shares of common stock cannot be voted at our meeting unless the holder of record is present in person or is represented by proxy. A shareholder has the right to attend our meeting at the time and place set forth in the Notice of Meeting and to vote their securities directly at the meeting. In the alternative, a shareholder may appoint a person to represent such shareholder a tour meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Interwest Transfer Company, Inc., 1981 Murray Holiday Road, Suite 100, Salt Lake City, Utah 84117. All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 48 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.  The shares of common stock represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR (1) the election of the Board of Directors, (2) the approval of the increase in authorized capital to 400,000,000 shares of common stock, (3) the approval the methodology for settling with various creditors, including owed employee compensation; and (4) for the adoption of the 2014 Equity Compensation Plan as set forth in this proxy statement. If any other matters properly come before our meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR CORPORATION, AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement as beneficial shareholders) should note that only proxies deposited by shareholders whose names appear on the records of our Corporation as the registered holders of shares of common stock can be recognized and acted upon at our meeting. If shares of common stock are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares of common stock will not be registered in the shareholder’s name on the records of our Corporation.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders’ meetings, unless the beneficial shareholders have waived the right to receive meeting materials. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their shares of common stock are voted at our meeting. The Form of Proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered shareholders by our Corporation. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder.

Although a beneficial shareholder may not be recognized directly at our meeting for the purposes of voting shares of common stock registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at our meeting as proxy holder for the registered shareholder and vote the shares of common stock in that capacity. Beneficial shareholders who wish to attend at our meeting and indirectly vote their shares of common stock as proxy holder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of our meeting.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy that would enable the beneficial shareholder to attend at our meeting and vote his or her shares of common stock.

QUORUM

A quorum of shareholders is necessary to take action at our meeting. A majority of the shareholders, as at May 27, 2014, entitled to vote at the meeting, person present in person or represented by proxy will constitute a quorum for the transaction of business at our meeting. However, if a quorum is not present, then the holders of a majority of the shares of common stock of the Company who are present at the meeting, in person or by proxy, may adjourn such meeting from time to time until holders of a majority of the shares of the capital stock shall attend. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding shares of common stock for a beneficial owner of those shares of common stock has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of shares of common stock present at our meeting for quorum purposes but will not be counted as votes cast on any matter presented at our meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR MEETING. IF YOU PLAN TO ATTEND OUR MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES OF COMMON STOCK.

HOW DO I VOTE MY SHARES?

If you are a stockholder of record, you may vote in person at the meeting or by proxy.

•

To vote in person, come to the meeting, and we will give you a ballot when you arrive.

•

If you do not wish to vote in person or if you will not be attend the meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

If you hold your shares in street name and:

•

You wish to vote in person at the meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the meeting. Please follow the instructions from your broker, bank or other nominee, or contact your broker, bank or other nominee to request a proxy card.

•

You do not wish to vote in person or you will not be attend the meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A STREET NAME HOLDER?

If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are held in a street name. Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in street name, you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

WHAT VOTE IS REQUIRED FOR THE ELECTION OF DIRECTORS OR FOR THE APPROVAL OF A PROPOSAL?

For the approval of the following items to be approved:

•

Election of the Board of Directors;

•

An increase in our authorized share capital to 400,000,000 shares of common stock;

•

The methodology for settling with various creditors, including owed employee compensation; and

•

The 2014 Equity Compensation Plan;

the proposals must receive more For votes than the combined votes of Against votes and votes that are abstained. The approval of the 2014 Equity Incentive Stock Option Plan is subject the stockholders approving the proposal to increase the Company’s authorized capital.

HOW ARE VOTES COUNTED?

For the following items to be approved:

•

Election of the Board of Directors;

•

An increase in our authorized share capital to 400,000,000 shares of common stock;

•

The methodology for settling with various creditors, including owed employee compensation; and

•

The 2014 Equity Compensation Plan; and

you may vote For, Against, or Abstain for the proposals. Votes that are abstained will have the same effect as Against votes. Broker non-votes will have no effect on the outcome of the vote on these proposals. The approval of the 2014 Equity Compensation Plan is subject the stockholders approving the proposal to increase the Company’s authorized capital.

A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

Our Board of Directors recommends that you vote your shares for the (1) the election of the Board of Directors to be comprised of Greg Smith, Garrett Daw, Jeffrey N. Walker and Greg Parsons, (2) an increase in our authorized share capital, (3) approval of the methodology for settling with various creditors, including owed employee compensation and (4) the 2014 Equity Compensation Plan.

CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the meeting and voting in person.

YOUR ATTENDANCE AT THE MEETING WILL NOT AUTOMATICALLY REVOKE YOUR PROXY UNLESS YOU VOTE AGAIN AT THE MEETING OR SPECIFICALLY REQUEST IN WRITING THAT YOUR PRIOR PROXY BE REVOKED.

You may also request that your prior proxy be revoked by delivering us at LYFE Communications, Inc., at the address on the Notice of Meeting, Attention: President a written notice of revocation prior to the meeting.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

HOW CAN I ATTEND THE MEETING?

You may call us at (801) 509-1222 if you want to obtain directions to be able to attend the meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the meeting. If you hold your shares in street name, you will also need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

WHO PAYS FOR THE COST OF PROXY PREPARATION AND SOLICITATION?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services. We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable charges and expenses.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as may, should, expect, plan, anticipate, believe, estimate, predict, potential or continue or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

We are authorized to issue 200,000,000 shares of common stock with a par value of $0.001. As of May 27, 2014, the record date, a total of 169,916,170 shares of common stock were issued and outstanding. Each share of common stock carries the right to one vote at the meeting.

Only registered shareholders as of the record date are entitled to receive notice of, and to attend and vote at, the meeting or any adjournment or postponement of the meeting.

To the best of our knowledge, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, shares of common stock carrying more than 10% of the voting rights attached to the outstanding Common Shares of the Company other than set forth in the section Security Ownership of Certain Beneficial Owners and Management below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 27, 2014, certain information known to us with respect to the beneficial ownership of our common stock by (i) each of our directors and nominees, (ii) each of our named executive officers (as defined in the Executive Compensation section) and current executive officers, and (iii) all of our directors and current executive officers as a group. Except as set forth in the table below, there is no person known to us who beneficially owns more than 5% of our common stock.

Name	Address	# of Stock	% of Stock
Robert A. Bryson	1991 Cresthill Drive, Holladay UT 84117	14,683,000	8.6413
Keith Cornelison	560 North 6000 West, Rexburg, ID 83440	15,466,857	9.1026
Kent Cornelison	P.O. Box 50243, Idaho Falls, ID 83405	8,501,000	5.0031
Garrett R. Daw	1902 East 12200 South, Draper, UT 84020	13,500,000	7.9451
Tacho Sandoval	8161 North 51st Place, Paradise Valley, AZ 85253	10,000,000	5.8853
Gregory M. Smith	1708 Lockspur Court, Flower Mound, TX 75022	15,000,000	8.8279

1. Percentage of ownership is based on 169,916,170 shares of common stock issued and outstanding as of May 27, 2014. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares.

2. Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on May 27, 2014.

CHANGES IN CONTROL

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

(a)

Our principal executive officer;

(b)

Each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended December 2013 and 2012; and

(c)

Up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, for our fiscal year ended December 2013, are set out in the following summary compensation table:

Name and Principal Positions	Salary	Bonus	Stock Awards	Incentive Compensation Plan	All Other Compensation	TOTAL
Gregory Smith Chief Executive Officer	$225,000	$-	$-	$-	$-	$225,000
Garrett Daw Executive Vice Pres.	$175,000	$-	$-	$-	$-	$175,000
Robert Bryson Director	$250,000	$-	$-	$-	$-	$250,000

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors from time to time. We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

EMPLOYMENT AGREEMENTS

Other than as described below, we are not party to any employment agreements with our directors and officers.

DIRECTOR COMPENSATION

Directors of our company may be paid for their expenses incurred in attending each meeting of the directors. In addition to expenses, directors may be paid a sum for attending each meeting of the directors or may receive a stated salary as director. No payment precludes any director from serving our company in any other capacity and being compensated for such service. During the year ended December 31, 2013, we did not pay any compensation or grant any stock options to our directors.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

We have no long-term incentive plans other than the stock option plans described below.

STOCK OPTION PLANS

On January 1, 2010, our board of directors approved our 2010 Stock Option Plan (2010 Plan). Under the 2010 Plan, options may be granted to our directors, officers, employees and consultants as determined by our board of directors. Pursuant to the 2010 Plan, we reserved for issuance of 15,000,000 shares of our outstanding common stock under the 2010 Plan.

As at the date of this Proxy, no stock, options, or other equity securities were awarded to our executive officers except as listed below and there were no stock options exercised.

OPTION EXERCISES AND STOCK VESTED TABLE.

None of our directors, officers or employees has exercised their stock options.

OPTION EXERCISES AND STOCK VESTED

None.

RE-PRICING OF OPTIONS/SARS

None.

EQUITY COMPENSATION PLAN INFORMATION

No equity compensation plans have been previously approved by stockholders.

PURCHASES OF EQUITY SECURITIES BY THE ISSUER AND AFFILIATED PURCHASERS

We did not purchase any of our shares of common stock or other securities during our fiscal year ended December 31, 2013.

TRANSACTIONS WITH RELATED PERSONS

Except as disclosed below, since the beginning of the year ended December 31, 2013, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years in which any of our directors, nominees for directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

PROPOSAL 1

ELECTION OF BOARD OF DIRECTORS

At the annual meeting, you will be asked to elect a board of four (4) directors. The election of directors shall be determined by plurality vote. The nominees for director are: Greg Smith, Garrett Daw, Jeffrey N. Walker and Greg Parsons.  For more information regarding these nominees and their qualifications, see Schedule A to this Proxy Statement. Each nominee has indicated that he is able and willing to serve as a director. If any of the nominees becomes unable to serve prior to the meeting, the persons named in the enclosed proxy will vote the shares covered by your executed proxy for a substitute nominee as selected by the Board of Directors.

MANAGEMENT BELIEVES THE EACH OF THE NOMINEES SHOULD BE APPROVED TO SERVE AS A MEMBER OF THE BOARD OF DIRECTORS OF THE COMPANY AND RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE SAME. ACCORDINGLY, AT THE MEETING, THE STOCKHOLDERS WILL BE ASKED TO PASS THE FOLLOWING RESOLUTION:

RESOLVED THAT:

1.

Greg Smith, Garrett Daw, Jeffrey N. Walker, Greg Parsons and each of the serve as a member of the Board of Directors of the Company be and is hereby approved.

2.

If any of the members of the Board of Directors of the Company becomes unable to serve prior to the meeting, the persons named in the enclosed proxy will vote the shares covered by your executed proxy for a substitute nominee as selected by the Board of Directors be and is hereby approved.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NOMINEES OF THE BOARD OF DIRECTORS OF THE COMPANY.

PROPOSAL 2

APPROVAL OF INCREASE IN AUTHORIZED SHARE CAPITAL

Our Board of Directors is asking our stockholders to approve an increase in our authorized share capital from 200,000,000 shares of common stock to 400,000,000 shares of common stock.

Our Board of Directors approved an amendment to the Articles of Incorporation of the Company to increase our authorized Common Stock from 200,000,000 shares to 400,000,000 shares of common stock. The increase to the number of shares will require an amendment to our Articles of Incorporation. Our Board of Directors has directed that the increase to the shares of authorized Common Stock and the corresponding amendment of our Articles of Incorporation be submitted for approval by our stockholders.

Our Board of Directors has determined that it would be in the best interests of the Company to amend its Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 shares to 400,000,000 shares of common stock. Each additional share of common stock will have the same rights and privileges as each share of currently authorized common stock. Our Board of Directors believes that it is in the best interests of the Company to increase the number of authorized shares in order to give us greater flexibility in financing our business operations and to allow us to avoid holding further stockholder meetings to increase our authorized capital to meet our financing requirements. The Board believes that finance and corporate opportunities exist which could necessitate the issuance of a larger number of shares than is currently authorized, and in order to preserve the flexibility to pursue all finance and corporate opportunities, recommends an increase in the authorized share capital. While we constantly evaluate the market for opportunities, there are no current formal proposals or agreements written or otherwise, at this time to issue any of the additional available authorized shares of our common stock that would result from the increase in authorized capital.

The issuance of additional shares of common stock will have the effect of diluting earnings per share, voting power and shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of the Company. The shares will be available for issuance by our Board of Directors for proper corporate purposes, including but not limited to, stock dividends, stock splits, acquisitions, financings and compensation plans. Current stockholders do not have pre-emptive rights to subscribe for, purchaser reserve any shares of our authorized capital stock. If the increase to our authorized shares of common stock is approved by our stockholders, we will file a Certificate of Amendment to our Articles of Incorporation with the Secretary of the State of Utah as soon as practicable after stockholder approval is obtained.

MANAGEMENT BELIEVES THE INCREASE IN AUTHORIZED SHARE CAPITAL IS IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE INCREASE IN AUTHORIZED CAPITAL. THE INCREASE IN AUTHORIZED CAPITAL WILL BE APPROVED IF THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE COMMON STOCKPRESENT OR REPRESENTED AT THE MEETING AND ENTITLED TO VOTE THEREAT ARE VOTED INFAVOUR OF APPROVING THE INCREASE IN AUTHORIZED CAPITAL. ACCORDINGLY, AT THE MEETING, THE STOCKHOLDERS WILL BE ASKED TO PASS THE FOLLOWING RESOLUTION:

RESOLVED THAT:

1.

The increase in the authorized capital of the Company from 200,000,000 shares of common stock to 400,000,000 shares of common stock par value $0.001 per share (the Amendment) be and is hereby approved.

2.

The preparation and filing of a Certificate of Amendment to the articles of incorporation of the Company be and is hereby approved.

3.

Any one director or officer of the Company be and is hereby authorized to do all things as may be necessary or advisable to effect the foregoing resolutions on behalf of the Company and to take such steps as may be necessary or advisable to give effect to the Amendment, including preparing and filing the Certificate of Amendment with the Utah Secretary of State.

4.

Notwithstanding the foregoing, the Board of Directors of the Company shall have sole and complete discretion to determine whether or not to carry out the increase in authorized capital and, not withstanding shareholder approval of the proposed increase in authorized capital, there shall be no obligation to proceed with such increase in authorized capital.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE INCREASEIN OUR AUTHORIZED SHARE CAPITAL.

PROPOSAL 3

APPROVAL OF METHODOLOGY TO SETTLE WITH CREDITORS, INCLUDING FOR PAST EMPLOYEE COMPENSATION

At the annual meeting, you will be asked to approve the methodology that the Company may use in its efforts to settle with various creditors, including employees for past compensation.  The methodology proposed is to settle such obligations as may be agreeable with the creditor, or any portion thereof, with restricted stock in the Company at a price point to be determined by the average trading price for the three (3) previous days to the settlement less ten percent (10%). The Company has had some success using this methodology in the past. With the increase of authorized stock, the Company believes that this approach may be effectively utilized, including resolving compensation owed but unpaid to various employees.

MANAGEMENT BELIEVES THE THIS METHODOLOGY HAS THE POTENTIAL OF RESOLVING MANY OF THE OBLIGATIONS CURRENTLY OUTSTANDING AND PUT THE COMPANY IN A MORE SECURE AND PROPER FINANCIAL POSITION. ACCORDINGLY, AT THE MEETING, THE STOCKHOLDERS WILL BE ASKED TO PASS THE FOLLOWING RESOLUTION:

RESOLVED THAT:

1.

The officers of the Company, duly appointed by the Board of Directors, are authorized to make contact with various creditors of the Company for the purpose of resolving all or part of the outstanding obligations of the Company with such creditor by offering to such creditor, who may also include employees with past compensation owing by the Company, restricted stock in the Company at a price point established by the average trading price for the three (3) previous days to the settlement less ten percent (10%).

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THIS METHODOLOGY TO SETTLE WITH CREDITORS OF THE COMPANY.

PROPOSAL 4

APPROVAL OF 2014 EQUITY COMPENSATION PLAN

On January 1, 2014, our Board of Directors established the 2014 Equity Compensation Plan expiring on December 31, 2023 (the 2014 Plan).

Our Board of Directors has determined that it would be in the best interests of the Company to adopt and approve a new long-term stock incentive plan that will facilitate the continued use of long-term equity-based incentives and rewards for the foreseeable future. We expect equity-based incentives to comprise an important part of the compensation packages needed to attract qualified executives, key employees, directors and consultants to the Company and in providing long-term incentives and rewards to those individuals responsible for our success. Accordingly, our Board of Directors approved the 2014 Plan. Stockholder approval of the 2014 Plan is expected to ensure that we will have a sufficient number of long-term equity-based incentives and rewards to issue to our future employees as well as to help ensure, to the extent possible, the tax deductibility by the Company of awards under the 2014 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the Code). The Code, among other things, provides certain tax advantages to persons granted stock options under a qualifying incentive stock option plan. In order to take advantage of the favorable tax attributes associated with such options that maybe granted under the 2014 Plan, it is proposed that the shareholders approve the 2014 Plan.

The Company reserved for issuance of 70,000,000 shares of its outstanding common stock under the 2014 Plan subject to receiving stockholder approval to increase the Company’s authorized capital.

The material terms of the 2014 Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the 2014 Plan, the full text of which is set forth as Schedule B to this Proxy Statement.

PURPOSE

The purpose of the 2014 Plan is to enhance the long-term stockholder value of the Company by offering opportunities to our directors, officers, employees and eligible consultants (Participants) to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in our growth and success, and to encourage them to remain in our service.

ADMINISTRATION AND ELIGIBILITY

The 2014 Plan is required to be administered by our Board of Directors or a committee appointed by, and consisting of two or more members of our Board of Directors (the Plan Administrator). The Plan Administrator has the exclusive authority, in its discretion, to determine all matters relating to any option granted (Awards) under the 2014 Plan including: (i) the selection of individuals to be granted Awards; (ii) the type of Awards; (iii) the number of shares of Common Stock subject to an Award; (iv) all terms, conditions, restrictions and limitations, if any, of an Award; and (v) the terms of any instrument that evidences the Award.

The Plan Administrator also has exclusive authority to interpret the 2014 Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the 2014 Plan’s administration. The Plan Administrator’s interpretation of the 2014 Plan and its rules and regulations is conclusive and binding on all parties involved or affected.

STOCK SUBJECT TO THE 2014 PLAN

Options that are eligible for grant under the 2014 Plan to Participants include: (a) incentive stock options, whereby we will grant options to purchase shares of our common stock to Participants with the intention that the options qualify as incentive stock options as that term is defined in Section 422 of the Internal Revenue Code; (b) non-incentive stock options, whereby we will grant options to purchase shares of our common stock to Participants that do not qualify as incentive stock options under the Internal Revenue Code; (c) stock appreciation rights; and (d) restricted shares. The 2013 Plan provides that a maximum of 70,000,000 shares of common stock are available for granting of awards under the 2014 Plan.

TERMS OF AWARDS

The Plan Administrator has the authority in its sole discretion to grant Awards to participants as incentive stock options or as non-qualified stock options, as appropriate. Unless the Plan Administrator sets an earlier termination date, Awards under the 2014 Plan will terminate at the earliest of the following:

a.

Ten (10) years after the Award is granted;

b.

The date the stock option expires in accordance with its terms;

c.

Ninety (90) days after the Participant’s employment terminates (or ceases to provide services to the Company if the grantee is anon-employee director or a consultant) (the Employment Termination Date), if the Participant’s Employment Termination Date occurs by reason of retirement, resignation or for any other reasons other than for cause, disability or death;

d.

Twelve (12) months after the Employment Termination Date, if the termination or cessation of services is a result of death or disability; and

e.

Five (5) years after the Incentive Stock Option is granted for holders of 10% or more of the Company’s common stock.

To the extent that the right to purchase shares under an Award has vested, in order to exercise the Award the participant must execute and deliver to the Company a written stock option exercise agreement or notice in a form and in accordance with procedures established by the Plan Administrator. In addition, the full exercise price of the Option Award must be delivered to the Company and must be paid in a form acceptable to the Plan Administrator.

The exact terms of the option granted are contained in an option agreement between us and the person to whom such option is granted. Eligible employees are not required to pay anything to receive options. The exercise price for incentive stock options must be no less than: 100% of the fair market value of the common stock on the date of grant for Participants that hold less than 10% of the Company’s outstanding common stock; and 110% of the fair market value of the common stock on the date of grant for Participants that hold 10% or more of the Company’s outstanding common stock. The exercise price for nonqualified stock options is determined by the Plan Administrator in its sole and complete discretion. An option holder may exercise options from time to time, subject to vesting. Options will vest immediately upon death or disability of a participant and upon certain change of control events. Options will become exercisable by the participants in such amounts and at such times as shall be determined by the Plan Administrator in each individual grant. Options are not transferable except by will or by the laws of descent and distribution. Options granted under the 2014 Plan will become exercisable in the manner at the times and in the amounts determined by the Plan Administrator. Participants may exercise options by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares purchased under such exercise agreement, accompanied by payment in full in the form of a check or bank draft or other method of payment or some combination thereof as may be acceptable to the Plan Administrator. All incentive stock options granted under the 2014 Plan must comply with Section 422 of the Code.

ADJUSTMENTS

In the event a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in our corporate or capital-structure, including without limitation, a related party transaction, results in: (a) the outstanding shares of Common Stock, or any securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of our Common Stock, then the Plan Administrator generally has the authority to adjust (i) the maximum number and kind of securities subject to the 2014 Plan and issuable as incentive stock options and the maximum number and kind of securities that may be made subject to Awards to any individual and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefore. Any adjustment will be made in compliance with Section 409A of the Code.

LIMITS ON ASSIGNMENT

Neither an Award nor any interest therein may be assigned, pledged or transferred by the participant or made subject to attachment or similar proceedings other than by will or by the applicable laws of descent and distribution, and during the participant’s lifetime, such Awards may be exercised only by the participant. However, to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a participant to assign or transfer an Award or may permit a participant to designate a beneficiary who may exercise the Award or receive payment under the Award after the participant’s death.

SETTLEMENT OF AWARDS

We may settle Awards through the delivery of shares of our Common Stock, the granting of replacement Awards or any combination thereof as determined by the Plan Administrator. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as determined by the Plan Administrator. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

AMENDMENT OR TERMINATION OF PLAN

Our Board of Directors may suspend, amend or terminate the 2014 Plan or any portion of the 2014 Plan at any time and in such respects as it shall deem advisable, provided that, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that would: (a) modify the class of employees eligible to receive options, or (b) otherwise require stockholder approval under any applicable law or regulation. Any amendment made to the 2014 Plan that would constitute a modification to incentive stock options outstanding on the date of such amendment shall not, without the consent of the participant, be applicable to such outstanding incentive stock options but shall have prospective effect only.

WITHHOLDING

The Plan Administrator may permit or require a participant to satisfy all or part of his or her tax withholding obligations by: (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the participant, (c) having the Company withhold a portion of any shares of Common Stock that would otherwise be issued to the participant having a value equal to the tax withholding obligations (up to the employer’s minimum required tax withholding rate), or (d) surrendering any shares of Common Stock that the participant previously acquired having a value equal to the tax withholding obligations (up to the employer’s minimum required tax withholding rate to the extent the participant has held the surrendered shares for less than six months.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES NON-QUALIFIED STOCK OPTIONS.

The grant of Non-Qualified Stock Options generally will not be a taxable event to a participant under United States federal income tax laws so long as the option does not have a readily as certain able fair market value. Options granted pursuant to the 2014 Plan should not have a readily ascertainable fair market value because they are not actively traded on an established securities market, are not transferable and will have more than a nominal exercise price. Accordingly, the participant will not likely be subject to any income tax consequences with respect to the granting of a Non-Qualified Stock Option unless and until the option is exercised.

Upon the exercise of a Non-Qualified Stock Option, the participant will generally have to recognize ordinary compensation income equal to the difference between the exercise price and the fair market value of the Company’s Common Stock on the date of exercise. However, if the shares to be received upon exercise of the Non-Qualified Stock Option are subject to restrictions, the participant may not have to recognize income upon exercise, and may be able to defer recognition until the shares have vested.

INCENTIVE STOCK OPTIONS.

As with Non-Qualified Stock Options, generally there will not be any tax consequences to a participant upon the grant of an Incentive Stock Option. However, unlike Non-Qualified Stock Options, participants will generally not be required to recognize income upon the exercise of an Incentive Stock Option. If the participant holds the shares received upon exercise of an Incentive Stock Option for a minimum of two years from the date the Award was granted and for a minimum of one year after exercise, then any gain recognized by the participant upon disposition of the shares will generally be treated as a capital gain. If the participant holds the shares for less than this period, then a portion of the gain, equal to the difference between the fair market value of the shares on the date the option was exercised and the exercise price of the shares, will be treated as ordinary income. The remaining portion of the gain will be treated as a capital gain. Any loss recognized upon disposition will generally be characterized as a capital loss.

WITHHOLDING OBLIGATIONS.

If a participant is an employee, United States federal and state withholding obligations for income and employment tax purposes may arise at the time that Non-Qualified Stock Options are exercised. Relevant withholding taxes may include federal income tax, social security, medicare, state income tax (if applicable), state disability or unemployment (if applicable), and local taxes (if applicable).

EFFECTIVE DATE OF PLAN

The effective date is July 22, 2014. If our stockholders do not approve the 2014 Plan within 12 months after July 22, 2014, any incentive stock options granted under the 2014 Plan will be treated as Non-Qualified Stock Options.

BENEFITS AND OPTIONS TO BE ISSUED UNDER PLAN

As of July 22, 2014, no benefits or options have been issued under the 2014 Plan.

REQUIRED VOTE

Stockholders will be asked to consider, and the Board, believing it to be in the best interests of our company, recommend that the stockholders approve the 2014 Plan and the allotment and reservation of sufficient shares of common stock from treasury for issuance upon the exercise from time to time of options granted pursuant to the Plan. The 2014 Plan will be approved if the affirmative vote of at least a majority of the common stock present or represented at the Meeting and entitled to vote there at are voted in favor of approving the 2014 Plan. The approval of the 2014 Equity Compensation Plan is subject the stockholders approving the proposal to increase the Company’s authorized capital. The stockholders will be asked to pass the following resolution to approve the 2014 Equity Compensation Plan:

RESOLVED THAT:

1.

The 2014 Equity Compensation Plan be and is hereby approved.

2.

The Board of Directors be authorized to grant options under and subject to the terms and conditions of the Plan, which may be exercised to purchase up to 70,000,000 shares of common stock of the Company.

3.

The outstanding stock options which have been granted prior to the implementation of the Plan shall, for the purpose of calculating the number of stock options that may be granted under the Plan, be treated as options granted under the Plan.

4.

The directors and officers of the Company be authorized and directed to perform such acts and deeds and things and execute all such documents, agreements and other writings as may be required to give effect to the true intent of these resolutions.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2014 EQUITY COMPENSATION PLAN.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the meeting.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or report, as applicable, addressed to those stockholders. This process, which is commonly referred to as house holding, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and reports, delivering a single copy of proxy statement or report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be house holding materials to your address, house holding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in house holding and would prefer to receive a separate copy of proxy statement or report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address from their brokers and would like to request house holding of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Any proposal intended to be presented for action at the meeting pursuant to Rule14a-8 under the Exchange Act must be received by our President within a reasonable time before the solicitation of proxies for such meeting. Such proposals should be submitted by certified mail, return receipt requested. Nothing in this paragraph shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time and there is no guarantee that any proposal submitted by a stockholder will be included in the proxy statement.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to LYFE Communications, Inc., at the address on the first page of this Proxy Statement to the attention of the President. With respect to business to be brought before our meeting of stockholders to be held on July 22, 2014, we have received no notices from our stockholders that we were required to be included in this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

We file our reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the United States Securities and Exchange Commission’s website at www.sec.gov.  Additional information regarding the Company and its business activities is available at the Company’s website located at www.connectedlyfe.com. A copy of our Report on Form 10-K for the fiscal year ended December 31, 2013 which has been filed with the SEC, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of Common Stock upon written request to LYFE Communications, Inc., at the address on the first page of this Proxy Statement to the attention of the President.

OTHER MATTERS

Our board of directors does not intend to bring any other business before the meeting, and so far as is known to our board of directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named on the proxy to vote the shares represented by the proxy on such matters in accordance with their judgment.

By Order of the Board of Directors

/s/ Gregory Smith

Chairman of the Board

June 13, 2014

SCHEDULE “A”

NOMINEE DIRECTORS

Gregory Smith, 41, Chairman of the Board:

Greg has more than 15 years of technology and product development experience in digital media. Before co-founding Connected Lyfe, Greg was the Chief Technology Officer at DG FastChannel, where he directed its product innovation network for advertisements and syndication. Prior to that, Greg was the Chief Technology Officer at Move Networks, a digital media technologies and services company. He also served as VP of Technologies and Products and VP of Sales at All Media Guide, a business-to-business provider of descriptive entertainment media technology. Additionally, Greg was the Senior Product Manager and Director of Technologies at Edgix and was also part of the Business Development and Product Teams at PanAmSat and Space Systems/Loral. Greg earned bachelor degrees in Aerospace and Mechanical Engineering at Princeton University and continued studies in Control Theory and Advanced Dynamics at Stanford University.

Garrett Daw, 37, Chief Executive Officer and Director:

Garrett has more than 12 years in sales, management, and business development. Prior to co-founding Connected Lyfe, Garrett was Vice President of Business Development at Infinidi Media a specialty content IPTV service. Before Infinidi, he owned and operated his own Dish Network and DirecTV satellite dealership where he recruited, hired, trained and managed several hundred direct sales reps. He was one of Dish Network’s and DirecTV’s Top 50 Dealers in the U.S. Garrett also served as Vice President of Sales at USDTV where he oversaw all sales activities, and managed distribution relationships with companies such as WalMart and RC Willey.  He was responsible for building and managing a sales force of over 350 associates in 3 states. As a Senior Project Manager at Daw Inc., he managed projects from $1,000,000 to $15,000,000 for clients such as Novell, NuSkin, Amoco BP, and the Salt Lake Olympic Committee.

Jeffrey N. Walker, 53, General Counsel and Director:

Jeff has practiced law for more than 25 years, including at Pillsbury, Madison & Lillick (now Pillsbury Winthrop) in Los Angeles, Jones, Waldo, Holbrook & McDonough in Salt Lake City and Holman Walker in Sandy, Utah. His practice has focused on both complex civil litigation and corporate, contractual and securities work for both private and public companies, with an emphasis on technology companies. Jeff has represented clients in corporate organizations, stock compensation plans, venture capital and other private financing, technology licensing, mergers and acquisitions. He has been general counsel for a regional health care company, a co-founder of the national watch repair and retail company, Precision Time, and is also president of Western Architectural Services, a thematic manufacture located in Draper, Utah. Jeff is an adjunct professor at the J. Reuben Clark Law School at Brigham Young University.

Gregory A. Parsons, Director:

Greg is currently the Chief Executive Officer of Semper Capital Management, a SEC-registered investment management firm also located in New York City. Greg served as Founding and Managing Member of CP Capital Partners, LP, an integrated financial service company. He previously served as an Associate Principal at the global management consulting firm, McKinsey & Company where he led the strategic consulting teams in the development and expansion of the firm's alternative investments and private equity practice from 2001 to 2007. He started his professional career as an Investment Banking Associate at Utendahl Capital Partners on Wall Street. Greg served as a Captain and Infantry Officer in the United States Marine Corps. He holds a B.A degree from the Princeton University.

SCHEDULE “B”

LYFE COMMUNICATION, INC.

2014 EQUITY COMPENSATION PLAN

SECTION I

ESTABLISHMENT OF PLAN; DEFINITIONS

1.1.

Purpose. The purpose of the Corporation’s 2014 Equity Compensation Plan is to encourage certain, officers, employees, directors and consultants of the Corporation to acquire and hold stock in the Corporation as an added incentive to remain with the Corporation and to increase their efforts in promoting the interests of the Corporation and to enable the Corporation to attract and retain capable individuals.

1.2.

Definitions. Unless the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

a.

“Award” shall mean the grant of any Stock Option, Stock Appreciation Right or Stock Award pursuant to the Plan.

b.

“Board” shall mean the Board of Directors of the Corporation.

c.

 “Code” shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

d.

“Committee” shall mean a committee made up of at least two members of the Board whose members shall, from time to time, be appointed by the Board. If the Board has not appointed a Committee, Committee shall mean the Board.

e.

“Corporation” shall mean LYFE Communications, Inc., a Utah corporation.

f.

“Consultants” shall mean individuals or entities that provide services to the Corporation who are not Employees or Directors.

g.

“Directors” shall mean those members of the Board of Directors of the Corporation who are not Employees.

h.

“Disability” shall mean a medically determinable physical or mental condition that causes an Employee, Director or Consultant to be unable to engage in any substantial gainful activity and which can be expected to result in death or to be of long-continued and indefinite duration.

i.

“Employee” shall mean any common law employee, including officers, of the Corporation as determined under the Code and the Treasury Regulations thereunder.

j.

“Fair Market Value” with regards to the grant of Stock Options shall mean (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sales prices for the Stock on such date, or, if no such prices are reported for such day, then on the next preceding day on which there were reported prices; (ii) if the Stock is not listed on a national securities exchange, the closing price for the shares on such date, or if no such prices are reported for such day, then on the next preceding day on which there were reported prices; or (iii) as determined in good faith by the Board. The Board, in good faith and in its sole discretion, shall determine fair Market Value with regards to Stock Awards.

k.

“Grantee” shall mean an officer, Employee, Director or Consultant granted a Stock Option or Stock Award under this Plan.

l.

“Incentive Stock Option” shall mean an option granted pursuant to the Incentive Stock Option provisions as set forth in Section II of this Plan.

m.

“Non-Qualified Stock Option” shall mean an option granted pursuant to the Non-Qualified Stock Option provisions as set forth in Section III of this Plan.

n.

“Plan” shall mean the 2014 Equity Compensation Plan as set forth herein and as amended from time to time.

o.

“Restricted Stock” shall mean Stock that is issued pursuant to the Restricted Stock as set forth in Section IV of this Plan.

p.

“Stock” shall mean authorized but unissued shares of the Common Stock of the Corporation or reacquired shares of the Corporation’s Common Stock.

q.

“Stock Appreciation Right” shall mean a stock appreciation right granted pursuant to the Stock Appreciation Right provisions as set forth in Sections II and III of this Plan.

r.

“Stock Award” shall mean an award of Restricted granted pursuant to this Plan.

s.

“Stock Option” shall mean an option granted pursuant to the Plan to purchase shares of Stock.

t.

“Subsidiary” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with and including the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

u.

“Ten Percent Shareholder” shall mean an Employee who at the time a Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all stock of the Corporation or of its parent or subsidiary corporation.

1.3.

Shares of Stock Subject to the Plan. Subject to the provisions of Paragraph 5.2 of Section V of the Plan, the Stock which may be issued or transferred pursuant to Stock Options and Stock Awards granted under the Plan and the Stock which is subject to outstanding but unexercised Stock Options under the Plan shall not exceed 70,000,000 SHARES in the aggregate. If a Stock Option shall expire and terminate for any reason, in whole or in part, without being exercised or, if Stock Awards are forfeited because the restrictions with respect to such Stock Awards shall not have been met or have lapsed, the number of shares of Stock which are no longer outstanding as Stock Awards or subject to Stock Options may again become available for the grant of Stock Awards or Stock Options. There shall be no terms and conditions in a Stock Award or Stock Option which provide that the exercise of an Incentive Stock Option reduces the number of shares of Stock for which an outstanding Non-Qualified Stock Option may be exercised; and there shall be no terms and conditions in a Stock Award or Stock Option which provide that the exercise of a Non-Qualified Stock Option reduces the number of shares of Stock for which an outstanding Incentive Stock Option may be exercised.

1.4.

 Administration of the Plan. The Committee shall administer the Plan. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the terms and provisions of Stock Option agreements, and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to this Plan shall be determined unilaterally by and at the sole discretion of the Committee.

1.5.

Amendment or Termination. The Board may, at any time, alter, amend, suspend, discontinue, or terminate this Plan; provided, however, that such action shall not adversely affect the right of Grantees to Stock Awards or Stock Options previously granted and no amendment, without the approval of the stockholders of the Corporation, shall increase the maximum number of shares which may be awarded under the Plan in the aggregate, materially increase the benefits accruing to Grantees under the Plan, change the class of Employees eligible to receive options under the Plan, or materially modify the eligibility requirements for participation in the Plan.

1.6.

 Effective Date and Duration of the Plan. The effective date of the Plan is the date on which the Board adopts the Plan. If the stockholders of the Corporation do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Non-Qualified Stock Options. Unless sooner terminated as provided herein, the Plan shall terminate ten years after the earlier of the Plan’s adoption by the Board and approval by the Company’s stockholders.

1.7.

General.

a.

Each Stock Option, Stock Award and Stock Appreciation Right shall be evidenced by a written instrument (which may be in the form of a unanimous written consent of the Board) containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve.

b.

The granting of a Stock Option, Stock Award or Stock Appreciation Right in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Corporation, and all Employees shall remain subject to discharge to the same extent as if the Plan were not in effect.

c.

No officer, Employee, Director or Consultant and no beneficiary or other person claiming under or through him, shall have any right, title or interest by reason of any Stock Option or any Stock Award to any particular assets of the Corporation, or any shares of Stock allocated or reserved for the purposes of the Plan or subject to any Stock Option or any Stock Award except asset forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Stock Option or Stock Award.

d.

No right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge except by will or the laws of descent and distribution, and a Stock Option shall be exercisable during the Grantee’s lifetime only by the Grantee or his conservator.

e.

Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Corporation’s obligation to issue or deliver any certificate or certificates for shares of Stock under a Stock Option or Stock Award, and the transferability of Stock acquired by exercise of a Stock Option or grant of a Stock Award, shall be subject to all of the following conditions:

      i.

Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

      ii.

The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Board shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

f.

All payments to Grantees or to their legal representatives shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state or country having jurisdiction thereof. The Grantee may be required to pay to the Corporation the amount of any withholding taxes that the Corporation is required to withhold with respect to a Stock Option or its exercise or a Stock Award. In the event that such payment is not made when due, the Corporation shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person all or part of the amount required to be withheld.

g.

In the case of a grant of a Stock Option or Stock Award to any Employee of a subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares, if any, covered by the Stock Option or Stock Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares to the Employee in accordance with the terms of the Stock Option or Stock Award specified by the Committee pursuant to the provisions of the Plan. For purposes of this Section, a subsidiary shall mean any subsidiary corporation of the Corporation as defined in Section 424 of the Code.

h.

A Grantee entitled to Stock as a result of the exercise of a Stock Option or grant of a Stock Award shall not be deemed for any purpose to be, or have rights as, a shareholder of the Corporation by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued. The Corporation shall issue any stock certificates required to be issued in connection with the exercise of a Stock Option with reasonable promptness after such exercise.

i.

The grant or exercise of Stock Options granted under the Plan or the grant of a Stock Award under the Plan shall be subject to, and shall in all respects comply with, applicable law relating to such grant or exercise, or to the number of shares of Stock that may be beneficially owned or held by any Grantee.

j.

The Corporation intends that the Plan shall comply with the requirements of Rule 16b-3 (the Rule) under the Securities Exchange Act of 1934, as amended, during the term of this Plan. Should any additional provisions be necessary for the Plan to comply with the requirements of the Rule, the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

k.

The Corporation intends that the Plan shall comply with the requirements of Section 409A of the Code, to the extent applicable. Should any changes to the Plan be necessary for the Plan to comply with the requirements of Code Section 409A the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

l.

The Corporation will seek stockholder approval in the manner and to the degree required under Applicable Laws. If the Corporation fails to obtain stockholder approval of the Plan within twelve (12) months after the date this Plan is adopted by the Board, pursuant to Section 422 of the Code, any Option granted as an Incentive Option at any time under the Plan will not qualify as an Incentive Option within the meaning of the Code and will be deemed to be a Non-Qualified Option.

SECTION II

INCENTIVE STOCK OPTION PROVISIONS

2.1.

Granting of Incentive Stock Options.

a.

Only Employees of the Corporation shall be eligible to receive Incentive Stock Options under the Plan. Officers, Directors and Consultants of the Corporation who are not also Employees shall not be eligible to receive Incentive Stock Options.

b.

The purchase price of each share of Stock subject to an Incentive Stock Option shall not be less than One Hundred Percent (100%) of the Fair Market Value of a share of the Stock on the date the Incentive Stock Option is granted; provided, however, that the purchase price of each share of

Stock subject to an Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than One Hundred Ten Percent (110%) of the Fair Market Value of a share of the Stock on the date the Incentive Stock Option is granted.

c.

No Incentive Stock Option shall be exercisable more than ten (10) years from the date the Incentive Stock Option was granted; provided, however, that an Incentive Stock Option granted to a Ten Percent (10%) Shareholder shall not be exercisable more than five (5) years from the date the Incentive Stock Option was granted.

d.

The Committee shall determine and designate from time to time those Employees who are to be granted Incentive Stock Options and specify the number of shares subject to each Incentive Stock Option.

e.

The Committee, in its sole discretion, shall determine whether any particular Incentive Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Incentive Stock Option is exercisable. Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee or necessary to qualify its grants under the provisions of Section 422 of the Code.

f.

The Committee may grant at any time new Incentive Stock Options to an Employee who has previously received Incentive Stock Options or other options whether such prior Incentive Stock Options or other options are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Incentive Stock Options. The Committee without regard to the existing Incentive Stock Options or other options may establish the purchase price of the new Incentive Stock Options.

g.

Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year (under all such plans of the Grantee’s employer corporation and its parent and subsidiary corporation) shall not exceed $100,000.

2.2.

Exercise of Incentive Stock Options. The option price of an Incentive Stock Option shall be payable on exercise of the option (i) in cash or by check, bank draft or postal or express money order, (ii) by the surrender of Stock then owned by the Grantee, (iii) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the option or the stock to be received upon exercise, or (iv) any combination of the foregoing; PROVIDED, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law. Shares of Stock so surrendered in accordance with clause (ii) or (iv) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

2.3.

Termination of Employment.

a.

If a Grantee’s employment with the Corporation is terminated other than by Disability or death, the terms of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or three months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

b.

If a Grantee’s employment with the Corporation is terminated by reason of Disability, the term of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

c.

If a Grantee’s employment with the Corporation is terminated by reason of death, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months after such date of death, to exercise any then outstanding Incentive Stock Options in whole or in part. If a Grantee dies without having fully exercised any then outstanding Incentive Stock Options, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such Stock Options in whole or in part.

2.4.

Stock Appreciation Rights (SARS).

a.

Grant. Stock Appreciation Rights related to all or any portion of an Incentive Stock Option may be granted by the Committee to any Grantee in connection with the grant of an Incentive Stock Option or unexercised portion thereof held by the Grantee at any time and from time to time during the term thereof. Each Stock Appreciation Right shall be granted at least at Fair Market Value on the date of grant and be subject to such terms and conditions not inconsistent with the provisions of this Section II as shall be determined by the Committee and included in the agreement relating to such Stock Appreciation Right, subject in any event, however, to the following terms and conditions of this Section 2.4. Each Stock Appreciation Right may include limitations as to the time when such Stock Appreciation Right becomes exercisable and when it ceases to be exercisable that are more restrictive than the limitations on the exercise of the Incentive Stock Option to which it relates.

b.

Exercise. No Stock Appreciation Right shall be exercisable with respect to such related Incentive Stock Option or portion thereof unless such Incentive Stock Option or portion shall itself be exercisable at that time. A Stock Appreciation Right shall be exercised only upon surrender of the related Incentive Stock Option or portion thereof in respect of which the Stock Appreciation Right is then being exercised.

c.

Amount of Payment. On exercise of a Stock Appreciation Right, a Grantee shall be entitled to receive an amount equal to the product of (i) the amount by which the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right exceeds the option price per share specified in the related Incentive Stock Option and (ii) the number of shares of Stock in respect of which the Stock Appreciation Right shall have been exercised.

d.

Form of Payment. Stock Appreciation Rights may be settled in Stock, cash or a combination thereof. The number of shares of Stock to be distributed shall be the largest whole number obtained by dividing the amount otherwise distributable in respect of such settlement by the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right. The value of fractional shares of Stock shall be paid in cash.

e.

Effect of Exercise of Right or Related Option. If the related Incentive Stock Option is exercised in whole or in part, then the Stock Appreciation Right with respect to the Stock purchased pursuant to such exercise (but not with respect to any unpurchased Stock) shall be terminated as of the date of exercise if such Stock Appreciation Right is not exercised on such date.

f.

Non-transferability. A Stock Appreciation Right shall not be transferable or assignable by the Grantee other than by will or the laws of descent and distribution, and shall be exercisable during the Grantee’s lifetime only by the Grantee.

g.

Termination of Employment. If the Grantee ceases to be an Employee of the Corporation for any reason, each outstanding Stock Appreciation Right shall be exercisable for such period and to such extent as the related Incentive Stock Option or portion thereof.

SECTION III

NON-QUALIFIED STOCK OPTION PROVISIONS

3.1.

Granting of Stock Options.

a.

Officers, Employees, Directors and Consultants shall be eligible to receive Non-Qualified Stock Options under the Plan.

b.

The Committee shall determine and designate from time to time those officers, Employees, Directors and Consultants who are to be granted Non-Qualified Stock Options and the amount subject to each Non-Qualified Stock Option.

c.

The Committee may grant at any time new Non-Qualified Stock Options to an Employee, Director or Consultant who has previously received Non-Qualified Stock Options or other Stock Options, whether such prior Non-Qualified Stock Options or other Stock Options are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Non-Qualified Stock Options.

d.

The Committee shall determine the purchase price of each share of Stock subject to a Non-Qualified Stock Option. Such price shall not be less than 100% of the Fair Market Value of such Stock on the date the Non-Qualified Stock Option is granted.

e.

The Committee, in its sole discretion, shall determine whether any particular Non-Qualified Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Non-Qualified Stock Option is exercisable. Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee, including the extension of a Non-Qualified Stock Option, provided that such extension does not extend the option beyond the period specified in paragraph 3.1(f) below.

f.

No Non-Qualified Stock Option shall be exercisable more than ten years from the date such option is granted.

3.2.

Exercise of Stock Options. The option price of a Non-Qualified Stock Option shall be payable on exercise of the Stock Option (i) in cash or by check, bank draft or postal or express money order, (ii) by the surrender of Stock then owned by the Grantee, (iii) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the option or the stock to be received upon exercise, or (iv) any combination of the foregoing; PROVIDED, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law. Shares of Stock so surrendered in accordance with clause (ii)
or (iv) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Stock to be evidenced by delivery of the certificate(s)representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

3.3.

Termination of Relationship.

a.

If a Grantee’s employment with the Corporation is terminated, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, other than by reason of Disability or death, the terms of any then outstanding Non-Qualified Stock Option held by the Grantee shall extend for a period ending on the earlier of the date established by the Committee at the time of grant or three months after the Grantee’s last date of employment or cessation of being a Director or Consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of the date of termination of employment or cessation of being a Director or Consultant.

b.

 If a Grantee’s employment is terminated by reason of Disability, a Director Grantee ceases to be a Director by reason of Disability or a Consultant Grantee ceases to be a Consultant by reason of Disability, the term of any then outstanding Non-Qualified Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months after the Grantee’s last date of employment or cessation of being a Director or Consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment or cessation of being a Director or Consultant.

c.

If a Grantee’s employment is terminated by reason of death, a Director Grantee ceases to be a Director by reason of death or a Consultant Grantee ceases to be a Consultant by reason of death, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months following his death to exercise any then outstanding Non-Qualified Stock Options in whole or in part. If a Grantee dies without having fully exercised any then outstanding Non-Qualified Stock Options, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such Stock Options in whole or in part.

3.4.

Stock Appreciation Rights.

a.

Grant. Stock Appreciation Rights related to all or any portion of a Non-Qualified Stock Option may be granted by the Committee to any Grantee in connection with the grant of a Non-Qualified Stock Option or unexercised portion thereof held by the Grantee at any time and from time to time during the term thereof. Each Stock Appreciation Right shall be granted at least at Fair Market Value on the date of grant and be subject to such terms and conditions not inconsistent with the provisions of this Section III as shall be determined by the Committee and included in the agreement relating to such Stock Appreciation Right, subject in any event, however, to the following terms and conditions of this Section 3.4. Each Stock Appreciation Right may include limitations as to the time when such Stock Appreciation Right becomes exercisable and when it ceases to be exercisable that are more restrictive than the limitations on the exercise of the Non-Qualified Stock Option to which it relates.

b.

Exercise. No Stock Appreciation Right shall be exercisable with respect to such related Non-Qualified Stock Option or portion thereof unless such Non-Qualified Stock Option or portion shall itself be exercisable at that time. A Stock Appreciation Right shall be exercised only upon surrender of the related Non-Qualified Stock Option or portion thereof in respect of which the Stock Appreciation Right is then being exercised.

c.

Amount of Payment. On exercise of a Stock Appreciation Right, a Grantee shall be entitled to receive an amount equal to the product of (i) the amount by which the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right exceeds the option price per share specified in the related Non-Qualified Stock Option and (ii) the number of shares of Stock in respect of which the Stock Appreciation Right shall have been exercised.

d.

Form of Payment. Stock Appreciation Rights may only be settled in Stock, cash or any combination thereof. The number of shares of Stock to be distributed shall be the largest whole number obtained by dividing the amount otherwise distributable in respect of such settlement by the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right. The value of fractional shares of Stock shall be paid in cash.

e.

Effect of Exercise of Right or Related Option. If the related Non-Qualified Stock Option is exercised in whole or in part, then the Stock Appreciation Right with respect to the Stock purchased pursuant to such exercise (but not with respect to any unpurchased Stock) shall be terminated as of the date of exercise if such Stock Appreciation Right is not exercised on such date.

f.

Non-transferability. A Stock Appreciation Right shall not be transferable or assignable by the Grantee other than by will or the laws of descent and distribution, and shall be exercisable during the Grantee’s lifetime only by the Grantee.

g.

Termination of Employment. If the Grantee ceases to be an officer, Employee, Director or Consultant of the Corporation for any reason, each outstanding Stock Appreciation Right shall be exercisable for such period and to such extent as the related Non-Qualified Stock Option or portion thereof.

SECTION IV

RESTRICTED STOCK AWARDS

4.1.

Grant of Restricted Stock.

a.

Officers, Employees, Directors and Consultants shall be eligible to receive grants of Restricted Stock under the Plan.

b.

The Committee shall determine and designate from time to time those officers, Employees, Directors and Consultants who are to be granted Restricted Stock and the number of shares of Stock subject to such Stock Award.

c.

The Committee, in its sole discretion, shall make such terms and conditions applicable to the grant of Restricted Stock as may appear generally acceptable or desirable to the Committee.

4.2.

Termination of Relationship.

a.

If a Grantee’s employment with the Corporation, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, prior to the lapse of any restrictions applicable to the Restricted Stock such Stock shall be forfeited and the Grantee shall return the certificates representing such Stock to the Corporation.

b.

If the restrictions applicable to a grant of Restricted Stock shall lapse, the Grantee shall hold such Stock free and clear of all such restrictions except as otherwise provided in the Plan.

SECTION V

ADJUSTMENTS UPON MERGER, REORGANIZATION,

DISSOLUTION OR CHANGE IN CONTROL

5.1.

Substitution of Options. In the event of a corporate merger or consolidation, or the acquisition by the Corporation of property or stock of an acquired corporation or any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Stock Options, Stock Awards and Stock Appreciation Rights under this Plan for Stock Options, Stock Awards and Stock Appreciation Rights under the plan of the acquired corporation provided (i) the excess of the aggregate Fair Market Value of the shares of Stock subject to Stock Option immediately after the substitution over the aggregate option price of such Stock is not more than the similar excess immediately before such substitution and (ii) the new Stock Option does not give the Grantee additional benefits, including any extension of the exercise period. Alternatively, the Committee may provide, that each Stock Option, Stock Award and Stock Appreciation Right granted under the Plan shall terminate as of a date to be fixed by the Board; provided, that no less than thirty days written notice of the date so fixed shall be given to each holder, and each holder shall have the right, during the period of fifteen days preceding such termination, to exercise the Stock Options, Stock Awards and Stock Appreciation Rights as to all or any part of the Stock covered thereby, including Stock as to which such would not otherwise be exercisable.

5.2.

Adjustment Provisions.

a.

In the event that a dividend shall be declared upon the Stock payable in shares of the Corporation’s common stock, the number of shares of Stock then subject to any Stock Option or Stock Award outstanding under the Plan and the number of shares reserved for the grant of Stock Options or Stock Awards pursuant to the Plan shall be adjusted by adding to each such share the number of shares which would be distributable in respect thereof if such shares had been outstanding on the date fixed for determining the shareholders of the Corporation entitled to receive such share dividend.

b.

If the shares of Stock outstanding are changed into or exchanged for a different number or class or other securities of the Corporation or of another corporation, whether through split-up,

merger, consolidation, reorganization, reclassification or recapitalization then there shall be substituted for each share of Stock subject to any such Stock Option or Stock Award and for each share of Stock reserved for the grant of Stock Options or Stock Awards pursuant to the Plan the number and kind of shares or other securities into which each outstanding share of Stock shall have been so changed or for which each share shall have been exchanged.

c.

In the event there shall be any change, other than as specified above in this Section 5.2, in the number or kind of outstanding shares of Stock or of any shares or other securities into which such shares shall have been changed or for which they shall have been exchanged, then if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for the grant of Stock Options or Stock Awards pursuant to the Plan and of the shares then subject to Stock Options or Stock Awards, such adjustment shall be made by the Board and shall be effective and binding for all purposes of the Plan and of each Stock Option and Stock Award outstanding thereunder.

d.

Each Stock Appreciation Right outstanding at the time of any adjustment pursuant to this Section 5.2 and the number of outstanding Stock Appreciation Rights, shall be adjusted, changed or exchanged in the same manner as related Stock Options.

e.

In the case of any such substitution or adjustment as provided for in this Section 5.2, the option price set forth in each outstanding Stock Option for each share covered thereby prior to such substitution or adjustment will be the option price for all shares or other securities which shall have been substituted for such share or to which such share shall have been adjusted pursuant to this Section 5.2, and the price per share shall be adjusted accordingly.

f.

No adjustment or substitution provided for in this Section 5.2 shall require the Corporation to sell a fractional share, and the total substitution or adjustment with respect to each outstanding Stock Option shall be limited accordingly.

g.

Upon any adjustment made pursuant to this Section 5.2 the Corporation will, upon request, deliver to the Grantee a certificate setting forth the option price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of such Stock Option.

5.3.

Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Corporation, to the extent an Award has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

5.4.

 Change in Control. Notwithstanding Sections 5.1 and 5.2 above, in the event of a Change of Control (as defined below), except as otherwise determined by the Board, the Grantee shall fully vest in and have the right to exercise the Awards as to all of the Stock, including Stock as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable as the result of a Change of Control, the Committee shall notify the Grantee in writing or electronically prior to the Change of Control that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For purposes of this Agreement, a Change of Control means the happening of any of the following events:

a.

When any person, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (Exchange Act) (other than the Corporation, a Subsidiary or a Corporation employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50% or more of the combined voting power of the Corporation’s then outstanding securities entitled to vote generally in the election of directors; or

b.

The stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Corporation approve an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation’s assets; or

c.

A change in the composition of the Board of the Corporation, as a result of which fewer than a majority of the directors are Incumbent Directors. Incumbent Directors shall mean directors who either (A) are directors of the Corporation as of the date the Plan is approved by the stockholders, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Corporation).

SECTION VI

INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Corporation’s approval, or paid by him or her in settlement thereof, with the Corporation’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

SECTION VII

CONDITIONS UPON ISSUANCE OF SHARES

7.1.

Legal Compliance. Stock shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of Stock shall comply with applicable laws and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

7.2.

Investment Representations. As a condition to the exercise of an Award, the Corporation may require the Grantee exercising such Award to represent and warrant at the time of any such exercise that the Stock is being purchased only for investment and without any present intention to sell or distribute such Stock if, in the opinion of counsel for the Corporation, such a representation is required.

7.3.

No Rights as Stockholder. No Grantee will have any of the rights of a stockholder with respect to any Stock until the Stock is issued to the said Grantee. After Stock is issued to the Grantee, the Grantee will be a stockholder and will have all the rights of a stockholder with respect to such Stock, including the right to vote and receive all dividends or other distributions made or paid with respect to such Stock.

SECTION VIII

LEGAL CONSTRUCTION

8.1.

Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

8.2.

 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

8.3.

Requirements of Law. The granting of Awards and the issuance of Stock under the Plan shall be subject to all applicable laws.

8.4.

Governing Law. The Plan and all Award agreements shall be construed in accordance with and governed by the laws of the State of Utah.

8.5.

Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

DATED effective as of the 1st day of January 2014.

LYFE COMMUNICATIONS, INC., a Utah corporation

By: /s/ Garrett Daw                                        .

Its:       Executive Vice President                     .